EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICERPURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Blink Technologies, Inc. (FKA: ePunk, Inc.) for the fiscal quarter ending March 31, 2013, I, Dean Miller, Chief Executive Officer of Blink Technologies, Inc. (FKA: ePunk, Inc.), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.

The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2013, fairly presents, in all material respects, the financial condition and results of operations of Blink Technologies, Inc. (FKA: ePunk, Inc.)

Dated: July 10, 2014	By	/s/ Dean Miller
Dean Miller
Chief Executive and Chief Financial Officer